POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of April, 1998.




                                   /s/  C. Michael Armstrong
                                   -------------------------
                                   By:  C. Michael Armstrong
                                        Chairman of the Board
                                          and Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of April, 1998.




                                   /s/  D. E. Somers
                                   --------------------------
                                   By:  D. E. Somers
                                        Senior Executive Vice President
                                          and Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS and E. M. DWYER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of April, 1998.





                                 /s/ M. B. Tart
                                   -------------------------
                                 By: M. B. Tart
                                     Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 1998.



                                   /s/  Kenneth T. Derr
                                   -------------------------
                                   By:  Kenneth T. Derr
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of April, 1998.



                                   /s/  M. Kathryn Eickhoff
                                   -------------------------
                                   By:  M. Kathryn Eickhoff
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of April, 1998.



                                   /s/  Walter Y. Elisha
                                   --------------------------
                                   By:  Walter Y. Elisha
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of April, 1998.



                                   /s/  George M. C. Fisher
                                   -------------------------
                                   By:  George M. C. Fisher
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of April, 1998.



                                   /s/  Donald V. Fites
                                   -------------------------
                                   By:  Donald V. Fites
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of April, 1998.



                                   /s/  Ralph S. Larsen
                                   -------------------------
                                   By:  Ralph S. Larsen
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of April, 1998.



                                   /s/  Donald F. McHenry
                                   -------------------------
                                   By:  Donald F. McHenry
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of April, 1998.



                                   /s/  Michael I. Sovern
                                   -------------------------
                                   By:  Michael I. Sovern
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of April, 1998.



                                   /s/  Thomas H. Wyman
                                   --------------------------
                                   By:  Thomas H. Wyman
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 2,000,000 common shares to be offered under the AT&T Wireless Services, Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of April, 1998.



                                   /s/  John D. Zeglis
                                   -------------------------
                                   By:  John D. Zeglis
                                        Director